Exhibit 99.1

THIRD AMENDED AND RESTATED SERVICES ADDENDUM

This Third Amended and Restated Services Addendum is dated as of January 1, 2015 and is entered into pursuant to and incorporated by reference into the Master Services Agreement dated as of January 1, 2013 by and among the parties thereto, including each of the undersigned (the “Master Services Agreement”). Discover Products Inc. (the “Servicing Party”) hereby agrees to provide to Discover Bank (the “Receiving Party”) the Services described below. The provision of Services hereunder shall be governed by the terms of the Master Services Agreement. All capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Master Services Agreement.

This Third Amended and Restated Services Addendum supersedes and replaces the Second Amended and Restated Services Addendum dated as of December 1, 2013 between Servicing Party and Receiving Party. Concurrently with the execution hereof, the Second Amended and Restated Services Addendum between DB Servicing Corporation and the Receiving Party dated as of December 1, 2013 shall be deemed to have been terminated.

Services to be Provided

In addition to services as agreed from time to time by the Parties, Servicing Party will perform the following Services for, or on behalf of, Receiving Party:

•	Marketing and related services in support of Card issuing, including (i) Brand & Acquisition, (ii) Cardmember Marketing, (iii) e-Business, (iv) Analysis and Pricing and (v) Marketing Operations

•	Credit Risk services in support of Card, Student Loans and Personal Loans, including analytics and underwriting in support of new Card account acquisition and portfolio management on existing Card accounts

•	Customer Services, Call Center Support, Acquisition Services and Collections Services for Card, Student Loans and Personal Loans

•	Customer Services, Call Center Support, Collections Services and other customer-facing services performed by the Servicing Party hereunder shall be provided in a manner consistent with the service level agreements (the “SLAs”) attached hereto as Schedule 1, as applicable

•	Finance, Accounting and Treasury services as described on Schedule 2

•	Legal services as described on Schedule 3

•	Compliance services as described on Schedule 4

•	Payroll and similar functions for certain Bank Executive Management

Authorization

Receiving Party hereby authorizes Servicing Party to execute any and all affidavits, certifications, verifications and/or other agreements and documentation necessary for Servicing Party to perform the services to be provided by Servicing Party hereunder, including, without limitation, Collections services.

Shared Employees

Will Receiving Party utilize Shared Employees of the Servicing Party?

No

Fees, Expenses and Payment for Services to be Provided

Fees for Services to be provided under this Addendum shall be determined for each support function providing services to the Receiving Party largely consistent with an internal management reporting process for allocating costs. The method for determining cost allocation will be made in consultation with the cost center manager for the respective support function and will utilize a combination of one or more of the following cost allocation methods:

•	Usage: meaning costs will be based on actual or planned costs;

•	Business specific: meaning that no allocation methods are necessary as the related cost center captures costs of one business exclusively;

•	Time spent: meaning a direct reflection of the support provided to each business;

•	Headcount FTE: meaning costs will be allocated to each business based on the percentage of each business’s FTE to sum of total FTE; and

•	Percentage of operating expenses: meaning certain costs are allocated to businesses based on the overall percentage of costs being absorbed by each business

Mark-up

Servicing Party will charge Receiving Party at the cost of Servicing Party’s expenses plus 2%.

The Parties intend for the cost allocation, in all cases, to be on terms and under circumstances, including credit standards (if applicable), that are substantially the same or at least as favorable to the Bank or Bank subsidiary as those prevailing at the time for comparable transactions with or involving unaffiliated third parties. The Parties shall not impose any allocation on the Bank or Bank subsidiary that is inconsistent with that intent and, if it is determined by the Bank or Bank subsidiary in good faith or any regulatory body with supervisory authority over the Bank that an allocation hereunder is inconsistent with that intent, the Parties shall promptly modify the terms accordingly and shall adjust any prior allocations that violate that intent.

The parties agree that the fees payable to the Servicing Party hereunder shall not exceed the fees the Servicing Party would have received for similar services provided to an unaffiliated third party.

DISCOVER PRODUCTS INC.		DISCOVER BANK

By:	/s/ Roger C. Hochschild	By:	/s/ Michael F. Rickert
Name:	Roger C. Hochschild	Name:	Michael F. Rickert
Title:	President	Title:	VP, CFO and Assistant Treasurer

SCHEDULE 1

Customer-Service related Service Level Agreements

(Attached)

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Service: Cardmember Assistance – Recovery Collections

Services Provided: Live telephone, automated telephone (integrated voice response (“IVR”)), pre-legal processing, vendor placement management, vendor monitoring and vendor audit for the collection of delinquent post-charge off loans of Discover Card cardholders.

Hours of Operation:	Monday – Sunday, 9:00 a.m. - 12:00 a.m. ET

Key Service Metrics:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Service: Cardmember Assistance – Open File Collections

Services Provided: Live telephone, automated telephone (integrated voice response (“IVR”)), website-based representative assisted (i.e. “chat”) services and website-based self-service for the collection of delinquent pre-charge off loans of Discover Card cardholders.

Hours of Operation:	Monday – Sunday, 9:00 a.m. - 12:00 a.m. ET

Key Service Metrics:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Service: Discover Card Customer Service and Engagement

Services Provided: Live telephone, automated telephone (integrated voice response (“IVR”)), website-based representative assisted (i.e. “chat”) services and website-based self-service for Discover Card cardholders, for both servicing and marketing purposes.

Hours of Operation:	24 hours/day, except for chat
chat: Monday – Friday, 7:00 a.m. - 1:00 a.m. ET
Saturday – Sunday, 7:00 a.m. - 12:00 p.m. ET

Key Service Metrics:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Service: Discover Deposit Products - Acquisition

Services Provided: Live telephone, automated telephone (integrated voice response (“IVR”)), website-based representative assisted (i.e. “chat”) services and website-based application for prospective Discover Bank customers.

Hours of Operation:	24 hours/day

Key Service Metrics:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Service: Discover Deposit Products - Servicing

Services Provided: Live telephone, automated telephone (integrated voice response (“IVR”)), and website-based self-service application (online, mobile, tablet) for Discover Bank customers.

Hours of Operation:	24 hours/day

Key Service Metrics:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

(g)	***

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Service: Discover Personal Loans - Acquisition

Services Provided: Live telephone, automated telephone (integrated voice response (“IVR”)), and website-based self-service for new consumers interested in a personal loan.

Hours of Operation:	Monday – Friday, 8:00 a.m. - 11:00 p.m. EST
Saturday – Sunday, 9:00 a.m. - 6:00 p.m. EST

Key Service Metrics:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

(g)	***

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Service: Discover Personal Loans - Servicing

Services Provided: Live telephone, automated telephone (integrated voice response (“IVR”)), and website-based self-service for existing personal loan customers.

Hours of Operation:	Monday – Friday, 8:00 a.m. - 8:00 p.m. EST
Saturday – Sunday, Closed

Key Service Metrics:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Service: Discover Personal Loans – Collections

Services Provided: Live telephone, automated telephone (integrated voice response (“IVR”)), and website-based self-service for personal loan customers who are delinquent or charged-off on their account.

Hours of Operation:	Monday – Friday, 8:00 a.m. - 10:00 p.m. EST
Saturday, 8:00 a.m. - 2:00 p.m. EST
Sunday, 9:00 a.m. - 3:00 p.m. EST

Key Service Metrics:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Service: Discover Student Loans –Originations and School Service

Services Provided: Inbound and Outbound live telephone, automated telephone (integrated voice response (“IVR”)), electronic or written correspondence, web chat, web based self-service, for Discover Student Loan customers.

Hours of Operation:	24 hours/day

Key Service Metrics:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

(g)	***

(h)	***

(i)	***

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Service: Discover Student Loans -Servicing

Services Provided: Live telephone, automated telephone (integrated voice response (“IVR”)), electronic or written correspondence, and web based service for Discover Student Loan customers.

Hours of Operation:	24 hours/day

Key Service Metrics:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

(g)	***

(h)	***

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Service: Discover Student Loans – Repayment Assistance

Services Provided: Inbound and Outbound live telephone, automated telephone (integrated voice response (“IVR”)), written correspondence, web based self-service, for Discover Student Loan customers.

Hours of Operation:	24 hours/day

Key Service Metrics:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Service: Discover Student Loans and Discover Personal Loans– Recovery

Services Provided: Inbound and Outbound live telephone, written correspondence, and external vendor placement for Discover Student Loans and Discover Personal Loans customers.

Hours of Operation:	8:00 a.m. - 6:00 p.m. ET

Key Service Metrics:

(a)	***

(b)	***

(c)	***

(d)	***

(g)	***

(h)	***

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Service: Discover Card New Accounts

Services Provided: The New Account team provides multiple services to manually process credit card applications that are unable to be systematically decisioned. These services include Customer Identity Process (CIP), suspected fraudulent application process and guided underwriting processes. In addition, general service requests by applicants are handled. These services are provided through live telephone, automated telephone (integrated voice response (“IVR”)), web-services, letter, fax and email.

Hours of Operation:	Monday – Friday, 8:00 a.m. - 12:00 a.m. ET
Saturday – Sunday, 8:00 a.m. - 10:00 p.m. ET

Key Service Metrics:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

(g)	***

CONFIDENTIAL TREATMENT

[***] Indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Service: Discover Card Customer Risk Management and Assistance - Fraud Field Operations

Services Provided: Live telephone, automated telephone (integrated voice response (“IVR”)), website-based representative assisted (i.e. “chat”) services and website-based self-service for Discover Card cardholders, for fraud resolution purposes.

Hours of Operation:	24 hours/day

Key Service Metrics:

(a)	***

(b)	***

(c)	***

(d)	***

(e)	***

(f)	***

SCHEDULE 2

Description of Services to be provided by Finance

Controller/Accounting

The Controller’s group is responsible for providing timely and accurate financial information in a disciplined manner. This group has five main responsibilities: (i) Corporate Tax, (ii) Accounting Services, Risk & Controls, (iii) Procure to Pay, (iv) External Reporting and Technical Accounting, and (v) Field Finance.

Corporate Treasury

The Corporate Treasury Group within the Company is responsible for funding, capital, and cash management for all business lines and entities. This group has six main responsibilities: (i) Treasury Analytics, (ii) Short-term Financing, (iii) Long-term Financing—Capital Markets, (iv) Bank Deposit Programs, (v) Creditor Relations, and (vi) Cash Management.

Investor Relations

The key responsibilities of the Investor Relations group include building a long-term, stable investor base; coordinating formal investor communications; responding to ad-hoc investor information requests; and providing information and support to coverage analysts. Investor Relations coordinates with Corporate Communications, External Reporting, and the Law Department to ensure consistent messaging as well as compliance with disclosure regulations. Investor Relations also coordinates with various business functions to ensure a proper understanding of key business drivers and metrics.

Corporate Finance

The Corporate Finance Group delivers strategic decision support to Discover’s business units by budgeting and forecasting, reviewing actual performance against budgets and forecasts, and providing detailed financial analysis for critical business decisions, including potential new products or acquisitions. Corporate Finance is generally organized along business lines, with teams assigned to each area of the business. In addition, Corporate Finance has an overall consolidation team.

The Facilities Department is responsible for the day-to-day operations required to maintain all of the furniture, buildings, and land that is owned or leased by Discover. Facilities ensures that the physical assets used by Discover employees are safe, reliable, functionally sound, and cost effective in order to provide a productive work environment for employees and visitors.

Strategy & Development

Strategy & Development is a centralized corporate functional group responsible for the management of corporate development activities, including establishing an approach to potential merger and acquisition (M&A) transactions; identifying and evaluating M&A opportunities; managing relationships with investment banks; and coordinating valuation, negotiation, and diligence activities, as needed. Corporate development activities are managed to accomplish several objectives. These objectives include the profitable deployment of excess capital; diversification of assets and revenues; solidification of Discover’s market and competitive position; addition of operating scale and related efficiencies; support of entry into new markets and lines of business; and the addition or enhancement of new customers, products and technologies.

SCHEDULE 3

Description of Services to be provided by the Law Department

Card & Payments and Infrastructure & Strategic Transactions

The Card & Payments and the Infrastructure & Strategic Transactions Groups provide legal advisory services and transactional support to the Payment Services networks (Discover Network, Pulse, and Diners Club International); Discover Card marketing, risk, and operations; Facilities; and Business Technology (BT).

Public Company and Human Resources

The Public Company Group provides legal advice and support regarding matters related to Discover Financial Services as a publicly held entity. These services include legal advice and support in connection with Board-related matters and filings required by the SEC, such as 10-K and 10-Q filings and the annual proxy statement. This Group also provides legal services and support to Human Resources (HR) and business-unit clients on benefits and employee matters.

Corporate & Banking

The Corporate & Banking Group provides legal advice and support in connection with corporate and banking matters, including bank regulatory and corporate governance matters, capital markets transactions and treasury matters, and advisory support for home lending, student loans, personal loans, and deposit products. This group also includes regulatory relations and the exam management function.

Litigation

The Litigation Group provides legal advice and support in connection with the Company’s litigation matters and manages outside counsel in connection with such matters.

Government Relations

The Government Relations Group advises the Company on state and federal legislation and regulatory matters and advances the Company’s interests with elected officials and regulators. This Group’s activities include direct interaction with elected officials and their staff; analysis of, and formal responses to, legislative/regulatory proposals; preparation of Company advocacy materials; participation in trade association and other industry legislative/regulatory initiatives; and management of the Company’s political action committee.

SCHEDULE 4

Description of Services to be provided by the Compliance Department

The Compliance Department establishes and maintains a firm-wide program to identify, assess, control, measure, monitor, and report legal and regulatory compliance risks across the organization. Compliance provides independent oversight of Discover’s adherence to legal and regulatory requirements, assesses and opines on the adequacy and effectiveness of business processes and controls, reports on the status of Discover’s compliance with laws and regulations, and tracks and reports to senior management on identified issues, including the adequacy and timeliness of corrective actions in response to identified issues.

Compliance performs these functions through several programs, including an independent testing, monitoring, and reporting function; a preventative compliance function to oversee regulatory training, policies and procedures, management of consumer complaints, and fair and responsible banking function; a compliance risk reporting function; and an anti-money laundering and anti-bribery function.